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                            INTERACTIVE TELESIS, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 17, 1999
                        (DATE OF EARLIEST EVENT REPORTED)


                            INTERACTIVE TELESIS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                   000-28215                 33-0649915
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)


   535 ENCINITAS BOULEVARD, SUITE 116
         ENCINITAS, CALIFORNIA                                    92024
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (760) 632-1700

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 17, 1999, Interactive Telesis, Inc. (the "Company") purchased
510,000 shares of common stock of Paragon Voice Systems("Paragon"). The shares were purchased for $1,200,000, $300,000 of which was paid at closing and the remainder of which will be paid in three (3) installments of $300,000 each, due and payable April 1, 2000, July 1, 2000, and October 1, 2000, respectively. The purchase price for the shares was determined through arm's length negotiations between the Company and Paragon's Management.

     Upon consummation of the transaction, Paragon had a total of 900,000 shares outstanding of which the Company owns 56.67%. An additional 100,000 shares have been reserved for Paragon's Employee Stock Option Plan. In addition to the Company, Paragon has three shareholders. In the event the Employee Stock Options are fully exercised, the Company's percentage ownership will be reduced to 51%.
The Company will account for its investment in Paragon as a partially owned subsidiary on a consolidated basis.

     The Company purchased the Paragon shares pursuant to a stock purchase agreement (the "Agreement"), a copy of which is included as an exhibit to this report. Under the Agreement, the Company is obligated to vote its shares for the election of Paragon's Board of Directors as mutually agreed to by Paragon's other shareholders.

     Paragon is a leading value-added reseller and developer of computer telephony solutions in the emerging technology field of Automated Speech
Recognition ("ASR"). Paragon resells speech recognition software and application building blocks for the technology as a part of its integrated solutions.
Paragon is a California corporation based in San Diego, California.

     The Company is a long-time customer of Paragon and purchased a controlling interest in Paragon with a view of joining forces to develop and deploy the most advanced speech recognition solutions for corporate customers. The Company hopes that its relationship with Paragon will allow Paragon to provide the development, integration and support services for ASR applications the Company builds for its customers to handle their ASR calls and communication needs.

     The Paragon Acquisition helps position the Company to become one of the premiere hosting facilities for complex ASR applications.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of business acquired:

          To be filed by Amendment not later than 60 days after the date that the initial Report must be filed.

     (b)  Pro Forma Financial Information:

          To be filed by Amendment not later than 60 days after the date that the initial Report must be filed.

     (c)  Exhibits:

          Exhibit 2.1   Acquisition Agreement-Stock Purchase Agreement between
                        Interactive Telesis, Inc. and Paragon Voice Systems dated December 17, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Interactive Telesis, Inc.


                                        By: /s/ Donald E. Cameron
                                            ------------------------------------
                                        Name: Donald E. Cameron
                                        Title: President & CEO


Dated: December 23, 1999

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